EXHIBIT 10.3 - MATERIAL CONTRACT - COMMUNICATIONS
               CONSULTING AGREEMENT
-------------------------------------------------


                       COMMUNICATIONS CONSULTING AGREEMENT
                       -----------------------------------

This Agreement made this 1st. day of April, 2002

BETWEEN:

                                GRAVITY SPIN INC.
                        a corporation incorporated under
                       the laws of the Province of Ontario
                         (hereinafter the "Consultant")

                                     - and -

                           BRANSON JEWELRY (USA), INC.
                           (hereinafter the "Client")


     WHEREAS the Consultant is in the business of communications counsel, to enhance the client's profile, and opportunities in the Jewelry industry;

     AND WHEREAS the Client wishes to retain the Consultant to assist it in marketing strategies;

     NOW THEREFORE, in consideration of the premises and mutual Agreements and covenants herein contained and other good and valuable consideration (the receipt and adequacy of which is hereby mutually acknowledged), the parties hereby covenant and agree as follows:

1.0  TERM
---------

     1.1 The Client hereby engages the Consultant and the Consultant hereby agrees to render communication consulting services to the Client for a period of one year. (the "Term"), commencing on a date to be set by the Client;

     1.2 Both parties may terminate this agreement upon giving the other party 30 days written notice.


2.0  CONSULTANT OBLIGATIONS
---------------------------

     2.1  During the Term of this Agreement:

          (a) The Consultant shall provide to the Client, four (4) hours per month, or a total of not less than forty-eight (48) hours for the



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               duration of this contract, the following communication consulting services designed to assist the Client in improving awareness and increasing sales:

               (i) review current operations, assess opportunities based on strengths, and advise on improvements required to compete at the top level of the Jewelry industry;
               (ii)      review,  advise,  and  purchase  media on behalf of the
                         client;
               (iii)     provide   monthly   reports   analyzing   advising   on
                         progress;
               (iv) discharge his services and provide all advice in the best interests of the client.

     2.2 The services of the Consultant are non-exclusive and subject to paragraph 5.0 hereof, the Consultant may render services of the same or similar nature, as herein described, to an entity whose business is in competition with the Client, directly or indirectly;

     2.3 The Consultant shall retain all information of any nature, type or kind regarding the Clients business, clients and opportunities in confidence and shall not disclose this information to any competitor.


3.0  CLIENT OBLIGATIONS
-----------------------

     3.1  The Client shall pay the following amounts:

          (a) upon acceptance client will pay an upfront fee of $1,000.00 CDN for analysis, plus $400.00 CDN per month for management;
          (b)  client pays for the purchase of all authorized media at cost;
          (b) any reasonable disbursements incurred by the Consultant on behalf of the Client upon receipt of an invoice issued to the Client, subject to paragraph 3.3;

     3.3 In respect of paragraph 3.1(b) the Consultant shall get approval by the Client of any disbursement greater than $100;

     3.4 All disbursements shall be incurred for the best interests of the Client and shall be reasonable;


4.0  TRADE SECRETS
------------------

     4.1 The Consultant will not disclose to any other person, firm or corporation, nor use for its own benefit, during or after the term of this Agreement, any trade secrets or other information designated as confidential by the Client which is acquired by the Consultant in the course of performing services under this Agreement.


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5.0  INDEMNITY
--------------

     5.1 The parties agree to indemnify and hold each other, their affiliates, control persons, officers, employees, attorneys and agents (collectively, the "Indemnified Persons") harmless from and against losses, claims, damages, liabilities, costs, or expenses, joint and several arising out of the performance of this Agreement. The parties also agree that it shall reimburse the Indemnified Persons for any attorney's fees and cost incurred in enforcing this Indemnification.

          This Indemnity shall not apply, however, where a court of competent jurisdiction has made a final determination that either or both parties engaged in gross recklessness and willful misconduct in the performance of their services hereunder which gave rise to a loss, claim, damage, liability, cost or exposure sought to be resolved hereunder.

     5.2 The provisions of paragraph 5.1 shall survive the termination and expiration of this Agreement.


6.0  ENTIRE AGREEMENT
---------------------

     6.1 This Agreement sets forth the entire understanding of the parties hereto relating to the subject matter hereof, and supercedes and cancels any prior communications, understandings and Agreements between the parties. This Agreement cannot be modified or changed, nor can any of its provisions be waived, except by written Agreement signed by all parties.


7.0  TIME
---------

     7.1  Time shall be of the essence in all respects of this Agreement.


8.0  NOTICE
-----------

     8.1 Any notice or other communication which is required or permitted to be given or made by one party to the other party hereunder shall be in writing and shall be either:

          (a)  personally delivered to the other party;
          (b)  sent by facsimile transmission; or
          (c)  sent by regular mail, postage prepaid.

          Any notice shall be sent to the intended recipient at its address as follows:


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          To the Consultant:

          30 Eglinton Avenue West,
          Suite 720, Box 72
          Mississauga, ON Canada L5R 3E7
          Fax: 905 507 1761

          To the Client:

          1122 6th Avenue North
          Seattle, Washington
          USA, 98109
          Ph: (310) 795-7384

          Or at such other address as any party may from time to time advise the other by notice in writing. Any notice given by personal delivery shall be deemed to be received on the date of such delivery. Any notice sent by facsimile transmission shall be deemed to be received the next business day following the date of its transmission. Any delivery by regular mail shall be deemed to be delivered 7 business days following the date on which it was mailed.


9.0  DILIGENCE BY PARTIES
-------------------------

     9.1 The parties shall, with reasonable diligence, do all things and provide all reasonable assurances as may be required to complete the transaction(s) and/or services contemplated in this Agreement, and each party shall provide such further documents, information or instruments required by the other party as may be reasonably necessary or desirable to give effect to this Agreement and carry out its provisions.


10.0  COUNTERSIGNING
--------------------

    10.1 This Agreement may be executed by the parties in one or more counterparts, each of which when so executed and delivered shall be an original and such counterparts shall together constitute one and the same instrument.


11.0 SEVERENCE
--------------

    11.1 Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such invalid or unenforceable provision shall be deemed to be severed. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


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     IN WITNESS  WHEREOF the parties have duly executed this Agreement as of the date first written above.


SIGNED, SEALED AND DELIVERED
in the presence of:


                                           BRANSON JEWELRY (USA), INC.


/s/ Michael Townsend                            By:  /s/ Pamela Starek
------------------------------                     -----------------------------
Witness                                            Pamela Starek
                                                   Authorized Director/Officer


                                           GRAVITY SPIN INC.


                                                By:  /s/ Bruce Turner
                                                   -----------------------------
                                                   Authorized Director/Officer





























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